SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 9, 2002

                             GREENPOINT FINANCIAL CORP.
                (Exact Name of Registrant as Specified in its Charter)



  Delaware                           0-22516                  06-1379001
  --------                           -------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification Number)


                    90 Park Avenue, New York, New York 10016
                    ----------------------------------------
               (Address of principal executive offices) (zip code)

                               (212) 834-1000
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               (Registrant's telephone number, including area code)



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Item 9.    Regulation FD Disclosure.

On June 27, 2002, the Securities and Exchange Commission (the "Commission") issued an administrative order (Commission Order No. 4-460 (the "Order")) requiring the principal executive officer and the principal financial officer of 947 companies, including GreenPoint Financial Corp. ("GreenPoint"), to file statements under oath regarding the accuracy of those companies' most recent annual report, as well as all quarterly reports and all other covered filings made with the Commission since the filing of the annual report, and the consultation by such officers with the audit committee or independent directors of their boards of directors.

A copy of the statement filed pursuant to the Order by Thomas S. Johnson, Chairman and Chief Executive Officer of GreenPoint, as principal executive officer within the meaning of the Order, dated August 9, 2002, is attached as
Exhibit 99.1 hereto and is hereby incorporated herein by reference. A copy of the statement filed pursuant to the Order by Jeffrey R. Leeds, Executive Vice President and Chief Financial Officer of GreenPoint, as principal financial officer within the meaning of the Order, dated August 9, 2002, is attached as
Exhibit 99.2 hereto and is hereby incorporated herein by reference.



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 9, 2002                     GREENPOINT FINANCIAL CORP.


                                            By:    /s/ Howard C. Bluver
                                                   ----------------------------
                                            Name:  Howard C. Bluver
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary



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                                  EXHIBIT INDEX

99.1 Statement Under Oath of Thomas S. Johnson, Chairman and Chief Executive Officer of GreenPoint Financial Corp., dated
                  August 9, 2002

99.2 Statement Under Oath of Jeffrey R. Leeds, Executive Vice President and Chief Financial Officer of GreenPoint Financial Corp., dated August 9, 2002



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